Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



                                            Delaware Decatur Equity Income Fund

Total Return


(Total Return Artwork)


                                                         2001 SEMI-ANNUAL REPORT

TABLE OF CONTENTS
-----------------


Letter to Shareholders          1

Portfolio Management
Review                          3

Performance Summary             5

Financial Statements

   Statement of Net Assets      6

   Statement of Operations      9

   Statements of Changes in
   Net Assets                  10

   Financial Highlights        11

   Notes to Financial
   Statements                  15


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o    We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o    We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $83 billion in assets as of June 30, 2001.




Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

"WE THINK INVESTORS
HAVE PLENTY OF REASONS
TO BE OPTIMISTIC."

Dear Shareholder

June 1, 2001

Recap of Events -- For the past several months, Delaware Investments' Chief Investment Officer of Equities, Bill Dodge, has been telling investors that a large number of U.S. equities have reached attractive valuations following the extended downturn, and has been predicting stronger stock market performance. By the end of May 2001, it appeared that Bill's market calls were right on the money. At that point, U.S. stocks were finishing a two-month run of stronger performance that substantiated such bullish outlooks. Bill remains convinced that the Federal Reserve's interest rate cuts during the first part of 2001 will have a positive effect on the economy later this year, and that the worst is generally over for U.S. stocks.

During the spring, forecasts for the U.S. economy gradually began to brighten. Investors, hungry for any positive word on the economy, reacted with enthusiasm and the market set off on a run upward. The technology-heavy Nasdaq Composite Index, which suffered to a far greater extent than other prominent stock indexes during the prior year, ran up more than 40% between April 4 and May 22.

This performance hardly made up for the 70% decline the Nasdaq experienced since its March 2000 high. Still, the six-week rebound marked the fastest rise by any major U.S. stock index since the late summer of 1932, when the market began its swift ascent from the lows of the Great Depression (Source: Birinyi Associates).

Prior to the onset of this stronger performance, Delaware Investments was reminding investors that stock market recoveries often precede full economic recovery. Conventional wisdom on Wall Street says that, in times of recovery, the market tends to lead the economy by about four months. We believe that such a scenario has taken shape this spring. It appears that investors discovered newfound confidence at a time when economic indicators were still mixed and corporate profit shortfalls were still the norm.

Total Return
For the period ended May 31, 2001                               Six Months
--------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund  Class A Shares                +7.79%
--------------------------------------------------------------------------------
Lipper Equity Income Funds Average (224 funds)                     +5.23%
Standard & Poor's 500 Index                                        -3.90%
S&P 500/BARRA Value Index                                          +6.05%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 5. The Lipper category represents the average returns of equity income funds tracked by Lipper (Source: Lipper Inc.) The Standard & Poor's 500 Index is an unmanaged composite of large-capitalization U.S. companies. The S&P 500/BARRA Value Index tracks those
S&P 500 companies with low ratios of book value to market capitalization. You cannot invest directly in an index. Past performance is not a guarantee of future results.

At the end of the six-month period ended May 31, 2001, corporate earnings outlooks for the second and third quarters of 2001 remained cloudy, and threatened to keep the stock market rebound in check. Yet occasional signs of clearing on the economic horizon allowed frustrated investors to envision positive long-term returns for stocks.

Delaware Decatur Equity Income Fund returned +7.79% (Class A shares at net asset value with distributions reinvested) for the six months ended May 31, 2001. By comparison, the Lipper Equity Income Funds Average gained 5.23% during the same period while the Fund's benchmark the S&P 500 Index lost 3.90%.

Market Outlook -- In our opinion, stock market volatility is likely to remain over the next few months, but the long-term stock investing environment is generally quite attractive.

We think investors have plenty of reasons to be optimistic. The Fed's monetary policy is still accommodative and Congress has passed a Federal tax cut. Perhaps most importantly, stock valuations appear much more reasonable than they were six months or one year ago. Overall, stock valuations have contracted to more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

We expect to see more weakness in corporate earnings reports during the second and third quarters of 2001. However, we believe that the Fed is achieving a soft landing for the economy and expect to see accelerated earnings growth later this year.

Investors have endured very challenging markets in recent times. Such stock market volatility often creates a need for rebalancing asset allocations. We encourage mutual fund investors to consult their financial advisors this summer to review their portfolios and their long-term investment objectives.

On the pages that follow, your Fund's manager discusses performance for the fiscal period. As always, we thank you for remaining committed to Delaware Investments.


Sincerely,

/s/   Charles E. Haldeman, Jr.            /s/    David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

           John B. Fields
 Senior Portfolio Manager

             June 1, 2001



"YOUR FUND HAS
CONTINUED TO REAP
THE BENEFITS OF ITS
BROAD DIVERSIFICAION
ACROSS INDUSTRIES, A
STRATEGY THAT WE BEGAN
TO PURSUE MORE THAN
12 MONTHS AGO."


PORTFOLIO MANAGEMENT REVIEW
---------------------------


The Fund's Results
Delaware Decatur Equity Income Fund returned +7.79% (Class A shares at net asset value with distributions reinvested) in the first six months of its fiscal year, which ended May 31, 2001. By comparison, the Lipper Equity Income Funds Average rose 5.23% for the same period, while the S&P 500 Index was down 3.90%.

Your Fund has continued to reap the benefits of its broad diversification across industries, a strategy that we began to pursue more than 12 months ago. Since the beginning of 2001, we have increased our commitment to quality stock selection by adding to our team of research analysts and fine tuning our stock selection screens for even greater effectiveness. We believe that the market downturn in 2000 and early 2001 created an array of opportunities for value investors. Given market conditions, we feel that current stock selection is bound to be an integral factor in determining the future success of the portfolio.

Portfolio Highlights
Since the beginning of our fiscal year, individual stock selection played a larger role in determining performance than did sector selection, as corporate profits have been down across the board, with most U.S. industries feeling the effects of economic slowing. We have continued to select Old Economy stocks that have been applying new technologies to help streamline their operations and enhance their bottom lines. We believe there are many companies that fit this general profile, and are poised to deliver better than expected earnings in the current weak economic environment.

In selecting stocks for the portfolio, we use a bottom-up approach, beginning our analysis with stock screens to identify companies with the potential to outperform the competition. We believe that this fundamental analysis was crucial to your Funds performance during the period.

Late in 2000, we reduced our holdings in non-economically sensitive stocks such as food and beverage, healthcare, and utilities. During the recent fiscal period, we used the proceeds from those reductions to increase our exposure to economically sensitive stocks, including consumer cyclicals and other non-technology sectors.

Generally this strategy proved beneficial. Our slightly heavier weighting than the benchmark in economically sensitive basic materials stocks includes Alcoa, Caterpillar, and Minnesota Mining and Manufacturing. Each of these stocks was a strong performer during the period. Other positive performers for the Fund included Federated Department Stores, Target, Carnival Cruise Lines, and McGraw-Hill.

On the down side, our exposure to the healthcare industry and the telecommunications services industry detracted from performance during the period. Although we hold relatively few telecommunications stocks, the Fund's performance in the sector was less than stellar, particularly among regional Bell operating companies such as BellSouth and Verizon Communications.

Among pharmaceutical stocks, both Bristol-Myers Squibb and Schering-Plough, trended downward and detracted from performance. Despite overall negative performance in healthcare and pharmaceuticals, the Fund did receive positive performance from healthcare companies American Home Products and Baxter International. This underscores our assertion that individual stock selection played a larger role than sector analysis during the period.

Increased awareness of the energy problems facing North America led to a growing malaise among energy stocks during the period. While the energy sector performed poorly, both Halliburton and Baker Hughes were relatively positive for the Fund. In our opinion, both companies have solid management that has allowed them to outperform during the economic slowdown.

Outlook
We believe that the uncertainty of corporate earnings will continue to impact overall market conditions throughout the remainder of 2001. Until we see concrete evidence of a sustainable recovery, we remain cautiously optimistic. In our opinion, portfolio structure is key to a strong second half of the year and we will adhere to our focus on quality stock selection.

Top Portfolio Holdings
As of May 31, 2001
                                                                    Percentage
Company                     Industry                               of Net Assets
--------------------------------------------------------------------------------
1. General Electric         Electronics & Electrical Equipment         2.9%
--------------------------------------------------------------------------------
2. Fannie Mae               Banking & Finance                          2.4%
--------------------------------------------------------------------------------
3. Anheuser Busch           Food, Beverage & Tobacco                   2.3%
--------------------------------------------------------------------------------
4. J.P. Morgan Chase        Banking & Finance                          2.3%
--------------------------------------------------------------------------------
5. Citigroup                Banking & Finance                          2.1%
--------------------------------------------------------------------------------
6. Carnival Cruise Lines    Leisure, Lodging & Entertainment           2.0%
--------------------------------------------------------------------------------
7. Exxon Mobil              Energy                                     2.0%
--------------------------------------------------------------------------------
8. Kimberly-Clark           Consumer Products                          2.0%
--------------------------------------------------------------------------------
9. Bank of America          Banking & Finance                          1.8%
--------------------------------------------------------------------------------
10. Mellon Financial        Banking & Finance                          1.8%
--------------------------------------------------------------------------------

FUND BASICS
-----------
As of May 31, 2001

Fund Objective
The Fund seeks high current
income and capital appreciation.

Total Fund Net Assets
$1.45 billion

Number of Holdings
89

Fund Start Date
March 18, 1957

Your Fund Manager
John B. Fields has 28 years'
experience in investment
management. He holds a bachelor's
degree and an MBA from Ohio
State University. Before joining
Delaware Investments in 1992, he
was Director of Domestic Equity
Risk Management at DuPont.
Mr. Fields is a CFA charterholder.

Nasdaq Symbols
Class A   DELDX
Class B   DEIBX
Class C   DECCX

DELAWARE DECATUR EQUITY INCOME
FUND PERFORMANCE
----------------

Average Annual Total Returns
Through May 31, 2001         Lifetime    Ten Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 3/18/57)
 Excluding Sales Charge      +12.04%      +12.30%      +11.17%      +13.04%
 Including Sales Charge      +11.89%      +11.64%      +9.86%       +6.57%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
 Excluding Sales Charge      +12.51%                   +10.30%      +12.20%
 Including Sales Charge      +12.51%                   +10.05%       +7.20%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
 Excluding Sales Charge      +11.23%                   +10.29%      +12.13%
 Including Sales Charge      +11.23%                   +10.29%      +11.13%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended May 31, 2001 for Delaware Decatur Equity Income Fund's Institutional Class shares were +12.08%, +12.45%, +11.41%, and +13.28%, respectively. The Institutional Class shares were first made available on 1/13/94 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to 1/13/94 for Delaware Decatur Equity Income Fund is based on Class A performance adjusted to eliminate the sales charges.

SEC yields for Class A, B, C, and Institutional Class shares were 1.03%, 0.36%, 0.35%, and 1.34%, respectively, as of May 31, 2001.

Nasdaq Symbol Institutional Class: DEDIX

Statement of Net Assets

DELAWARE DECATUR EQUITY INCOME FUND
-----------------------------------

                                                       Number of       Market
May 31, 2001 (Unaudited)                                Shares         Value
--------------------------------------------------------------------------------
   Common Stock - 95.39%
   Aerospace & Defense - 1.70%
   Boeing ............................................  113,600   $   7,144,304
   Northrop ..........................................  197,500      17,530,100
                                                                  -------------
                                                                     24,674,404
                                                                  -------------

   Automobiles & Automotive Parts - 1.18%
   General Motors ....................................  301,200      17,138,280
                                                                  -------------
                                                                     17,138,280
                                                                  -------------

   Banking & Finance - 19.29%
   Bank of America ...................................  452,982      26,839,184
   Citigroup .........................................  594,400      30,463,000
   Fannie Mae ........................................  413,900      34,121,915
   First Union .......................................  344,000      11,094,000
   Fleet Boston Financial ............................  431,100      17,929,449
   J.P. Morgan Chase .................................  664,890      32,679,343
   KeyCorp ...........................................  443,200      10,539,296
   Lehman Brothers Holdings ..........................   90,100       6,452,061
   Mellon Financial ..................................  568,700      26,057,834
   Merrill Lynch .....................................  222,200      14,436,334
   Morgan Stanley Dean Witter ........................  214,700      13,957,647
   PNC Financial Group ...............................  303,100      20,989,675
   U.S. Bancorp ......................................  769,825      17,167,098
   Wells Fargo .......................................  363,900      17,132,412
                                                                  -------------
                                                                    279,859,248
                                                                  -------------

   Cable, Media & Publishing - 3.15%
   Gannett ...........................................  275,200      18,240,256
   Knight Ridder .....................................  192,000      10,548,480
   McGraw-Hill .......................................  264,000      16,932,960
                                                                  -------------
                                                                     45,721,696
                                                                  -------------

   Chemicals - 2.83%
   Air Products & Chemicals ..........................  330,100      15,438,777
   Dow Chemical ......................................  299,000      10,707,190
   DuPont(E.I.)deNemours .............................  321,900      14,936,160
                                                                  -------------
                                                                     41,082,127
                                                                  -------------


   Computers & Technology - 6.21%
   Compaq Computer ...................................  850,300      13,596,297
   First Data ........................................  311,300      20,424,393
   International Business Machines ...................  181,900      20,336,420
(+)Lexmark International Group A .....................  150,100       9,304,699
(+)Oracle ............................................  639,200       9,779,760
   Pitney Bowes ......................................  420,900      16,642,386
                                                                  -------------
                                                                     90,083,955
                                                                  -------------

   Consumer Products - 4.43%
   Avon Products .....................................  225,300       9,859,128
   Kimberly-Clark ....................................  476,500      28,804,425
   Procter & Gamble ..................................  397,900      25,561,096
                                                                  -------------
                                                                     64,224,649
                                                                  -------------

                                                       Number of        Market
                                                        Shares          Value
--------------------------------------------------------------------------------
   Common Stock (continued)
   Electronics & Electrical Equipment - 5.15%
   Emerson Electric ..................................  214,300    $ 14,510,253
   General Electric ..................................  857,400      42,012,600
   Intel .............................................  299,100       8,078,691
(+)National Semiconductor ............................  383,200      10,162,464
                                                                   ------------
                                                                     74,764,008
                                                                   ------------
   Energy - 8.11%
   Baker Hughes ......................................  345,000      13,593,000
   Chevron ...........................................  226,000      21,707,300
   Exxon Mobil .......................................  327,263      29,044,591
   Halliburton .......................................  410,000      19,163,400
   Kerr-McGee ........................................  153,700      10,708,279
   Schlumberger Limited ..............................  227,600      14,345,628
   Williams ..........................................  230,500       9,081,700
                                                                   ------------
                                                                    117,643,898
                                                                   ------------
   Food, Beverage & Tobacco - 3.82%
   Anheuser Busch ....................................  752,000      33,088,000
   PepsiCo ...........................................  500,100      22,384,476
                                                                   ------------
                                                                     55,472,476
                                                                   ------------
   Healthcare & Pharmaceuticals - 7.54%
   American Home Products ............................  390,100      24,693,330
   Baxter International ..............................  308,000      15,209,040
   Bristol-Myers Squibb ..............................  369,200      20,025,408
   Johnson & Johnson .................................  145,100      14,067,445
   Merck .............................................  186,000      13,576,140
   Schering-Plough ...................................  522,300      21,910,485
                                                                   ------------
                                                                    109,481,848
                                                                   ------------
   Industrial Machinery - 4.67%
   Caterpillar .......................................  411,700      22,297,672
   Deere .............................................  379,200      14,166,912
   Dover .............................................  566,700      24,022,413
(+)SPX ...............................................   61,200       7,264,440
                                                                   ------------
                                                                     67,751,437
                                                                   ------------
   Insurance - 5.87%
   ACE Limited .......................................  329,300      12,760,375
   Allstate ..........................................  341,300      15,365,326
   Marsh & McLennan ..................................  221,000      23,182,900
   SAFECO ............................................  424,800      11,932,632
   XL Capital Limited - Class A ......................  276,800      22,005,600
                                                                   ------------
                                                                     85,246,833
                                                                   ------------
   Leisure, Lodging & Entertainment - 2.73%
   Carnival Cruise Lines .............................1,035,000      29,218,050
   Starwood Hotels & Resorts Worldwide ...............  277,000      10,478,910
                                                                   ------------
                                                                     39,696,960
                                                                   ------------
6

                                                       Number of       Market
Delaware Decatur Equity Income Fund                      Shares        Value
--------------------------------------------------------------------------------

   Common Stock (continued)
   Metals & Mining - 1.59%
   Alcoa ............................................   536,200  $   23,137,030
                                                                 --------------
                                                                     23,137,030
                                                                 --------------

   Miscellaneous - 1.30%
   Minnesota Mining and Manufacturing................   159,500      18,913,510
                                                                 --------------
                                                                     18,913,510
                                                                 --------------

   Paper & Forest Products - 1.60%
   Georgia-Pacific ..................................   359,700      12,751,365
   International Paper ..............................   272,418      10,419,989
                                                                 --------------
                                                                     23,171,354
                                                                 --------------

   Retail - 3.74%
(+)Federated Department Stores  .....................   486,700      21,804,160
   Intimate Brands  .................................   715,100      10,826,614
   Target ...........................................   572,800      21,651,840
                                                                 --------------
                                                                     54,282,614
                                                                 --------------
   Telecommunications - 3.13%
   BellSouth ........................................   248,700      10,253,901
   SBC Communications  ..............................   404,464      17,412,175
   Verizon Communications ...........................   323,436      17,740,465
                                                                 --------------
                                                                     45,406,541
                                                                 --------------

   Textiles, Apparel & Furniture - 1.03%
   Nike .............................................   362,400      14,894,640
                                                                 --------------
                                                                     14,894,640
                                                                 --------------
   Transportation & Shipping - 2.59%
   CSX ..............................................   406,600      15,125,520
   Union Pacific ....................................   389,600      22,402,000
                                                                 --------------
                                                                     37,527,520
                                                                 --------------
   Utilities - 3.73%
   Allegheny Energy  ................................   194,900      10,368,680
   Dominion Resources ...............................   325,200      21,560,760
   Duke Energy ......................................   486,000      22,219,920
                                                                 --------------
                                                                     54,149,360
                                                                 --------------
   Total Common Stock
     (cost $1,173,787,130) ..........................            $1,384,324,388
                                                                 --------------

                                                       Principal
                                                       Amount

   Corporate Bonds - 0.33%
   Cable, Media & Publishing - 0.05%
   Antenna TV 9.00% 8/1/07 ..........................  $430,000         422,475
   NTL Communications 11.875% 10/1/10 ...............   390,000         317,850
                                                                 --------------
                                                                        740,325
                                                                 --------------
   Chemicals - 0.03%
   Avecia Group PLC 11.00% 7/1/09 ...................   475,000         504,688
                                                                 --------------
                                                                        504,688
                                                                 --------------

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Electronics & Electrical Equipment - 0.05%
   Flextronics International 9.875% 7/1/10 ..........  $740,000  $      749,249
                                                                 --------------
                                                                        749,249
                                                                 --------------
   Energy - 0.05%
   Calpine Canada E 8.50% 5/1/08 ....................   250,000         251,301
   Calpine 8.625% 8/15/10 ...........................   380,000         380,528
                                                                 --------------
                                                                        631,829
                                                                 --------------
   Metals & Mining - 0.04%
   Golden Northwest 12.00% 12/15/06 .................   500,000         287,500
   P and L Coal Holdings 9.625% 5/15/08 .............   250,000         272,813
                                                                 --------------
                                                                        560,313
                                                                 --------------
   Telecommunications - 0.11%
   Global Crossing 9.125% 11/15/06 ..................   350,000         325,500
   Global Crossing 144A 8.70% 8/1/07 ................   900,000         809,999
  *Telewest Communications
     9.25% 4/15/09 ..................................   875,000         483,438
                                                                 --------------
                                                                      1,618,937
                                                                 --------------
   Total Corporate Bonds (cost $5,087,941)                            4,805,341
                                                                 --------------
   Repurchase Agreements - 1.72%
   With BNP Paribas 4.03% 6/1/01
     (dated 5/31/01, collateralized by
     $4,822,000 U.S. Treasury Notes
     due 8/23/01, market value
     $4,781,942 and $3,455,000
     U.S. Treasury Notes 6.25% due   8/31/02,
     market value $3,602,686) ....................... 8,197,000       8,197,000
   With Chase Manhattan 4.00%
     6/1/01 (dated 5/31/01,
     collateralized by $8,433,000
     U.S. Treasury Notes 6.125% due  8/31/02,
     market value $8,776,989) ....................... 8,556,000       8,556,000
   With UBS Warburg 4.03% 6/1/01
     (dated 5/31/01, collateralized by $142,000
     U.S. Treasury Notes 14.25% due 5/15/02,
     market value $158,228 and $4,822,000
     U.S. Treasury Notes 6.25% due 6/30/02,
     market value $5,065,641 and $2,411,000
     U.S. Treasury Notes 13.75% due 8/15/04,
     market value $3,145,471) ....................... 8,197,000       8,197,000
                                                                 --------------
   Total Repurchase Agreements
     (cost $24,950,000) .............................                24,950,000
                                                                 --------------

Delaware Decatur Equity Income Fund
--------------------------------------------------------------------------------
   Total Market Value of Securities - 97.44%
     (cost $1,203,825,071) ..........................            $1,414,079,729
   Receivables and Other Assets
    Net of Liabilities - 2.56% ......................                37,086,484
                                                                 --------------
   Net Assets Applicable to 80,668,019
    Shares Outstanding 100.00% ......................            $1,451,166,213
                                                                 ==============
   Net Asset Value - Delaware Decatur
     Equity Income Fund Class A
     ($1,278,277,845/71,024,192 Shares)..............                    $18.00
                                                                 --------------
   Net Asset Value - Delaware Decatur
     Equity Income Fund Class B
     ($107,184,840/5,992,782 Shares .................                    $17.89
                                                                 --------------

   Net Asset Value - Delaware Decatur
     Equity Income Fund Class C
     ($13,285,407/738,392 Shares) ...................                    $17.99
                                                                 --------------
   Net Asset Value Delaware Decatur
     Equity Income Fund Institutional Class
     ($52,418,121/2,912,653 Shares) .................                    $18.00
                                                                 --------------

   Components of Net Assets at May 31, 2001:
   Shares of beneficial interest
     (unlimited authorization no par)................            $1,306,692,302
   Undistributed net investment income ..............                 4,635,679
   Accumulated net realized loss on investments .....                70,416,426
   Net unrealized appreciation of investments .......               210,254,658
                                                                 --------------
   Total net assets .................................            $1,451,166,213
                                                                 ==============
-------------
(1) Non-income producing security for the period ended May 31, 2001.
* Zero Coupon security as of May 31, 2001. The interest rate shown is the step-up rate.

   Net Asset Value and Offering Price per Share -
    Delaware Decatur Equity Income Fund
   Net asset value Class A (A) ......................                    $18.00
   Sales charge (5.75% of offering price or
     6.11% of amount invested per share) (B) ........                      1.10
                                                                         ------
   Offering price ...................................                    $19.10
                                                                         ======
-------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Period Ended May 31, 2001 (Unaudited)        Delaware Decatur Equity Income Fund
--------------------------------------------------------------------------------

Investment Income:
Dividends .....................................................................    $13,764,717
Interest ......................................................................      3,061,955       $ 16,826,672
                                                                                   -----------       ------------

Expenses:
Management fees ...............................................................      4,321,287
Distribution expenses .........................................................      2,159,714
Dividend disbursing and transfer agent fees and expenses ......................        832,305
Accounting and administration expenses ........................................        312,000
Reports and statements to shareholders ........................................        135,000
Registration fees .............................................................         40,000
Custodian fees ................................................................         45,305
Professional fees .............................................................         26,000
Trustees' fees ................................................................         24,200
Other .........................................................................        110,951          8,006,762
                                                                                    ----------
Less expenses paid directly ...................................................                           (26,702)
                                                                                                     ------------
Total expenses ................................................................                         7,980,060
                                                                                                     ------------

Net Investment Income .........................................................                         8,846,612
                                                                                                     ------------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ..............................................                        92,637,107
Net change in unrealized appreciation/depreciation of investments .............                         5,807,529
                                                                                                     ------------

Net Increase in Net Assets Resulting from Operations ..........................                        98,444,636
                                                                                                     ------------
Net Increase in Net Assets Resulting from Operations ..........................                      $107,291,248
                                                                                                     ============

                             See accompanying notes

Statements of Changes in Net Assets

                                             Delaware Decatur Equity Income Fund
--------------------------------------------------------------------------------

                                                                                            Six Months                Year
                                                                                              Ended                   Ended
                                                                                             5/31/01                 11/30/00
                                                                                           (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ..........................................................          $    8,846,612           $   34,668,929
Net realized gain (loss) on investments ........................................              92,637,107             (157,764,906)
Net change in unrealized appreciation/depreciation of investments ..............               5,807,529              138,005,690
                                                                                       ------------------------------------------
Net increase in net assets resulting from operations ...........................             107,291,248               14,909,713
                                                                                       ------------------------------------------


Distributions to Shareholders from:
Net investment income:
  Class A ......................................................................              (5,112,884)             (32,277,746)
  Class B ......................................................................                (159,577)              (1,929,798)
  Class C ......................................................................                 (18,997)                (224,141)
  Institutional Class ..........................................................                (265,428)              (1,485,827)

Net realized gain on investments:
  Class A ......................................................................                    -                 (44,716,955)
  Class B ......................................................................                    -                  (4,057,926)
  Class C ......................................................................                    -                    (498,555)
  Institutional Class ..........................................................                    -                  (2,408,893)
                                                                                       ------------------------------------------
                                                                                              (5,556,886)             (87,599,841)
                                                                                       ------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A ......................................................................              19,213,535               40,134,888
  Class B ......................................................................              11,746,416               13,141,560
  Class C ......................................................................               2,666,859                2,998,689
  Institutional Class ..........................................................               6,879,567                9,764,603

Net asset value of shares issued upon reinvestment of distributions:
  Class A ......................................................................               4,298,350               67,233,701
  Class B ......................................................................                 138,756                5,358,084
  Class C ......................................................................                  17,156                  659,238
  Institutional Class ..........................................................                 265,428                3,883,617
                                                                                       ------------------------------------------
                                                                                              45,226,067              143,174,380
                                                                                       ------------------------------------------
Cost of shares repurchased:
  Class A ......................................................................             (93,932,246)            (445,832,635)
  Class B ......................................................................             (11,058,529)             (63,895,158)
  Class C ......................................................................              (1,616,014)             (10,895,798)
  Institutional Class ..........................................................             (10,584,293)             (47,131,046)
                                                                                       ------------------------------------------
                                                                                            (117,191,082)            (567,754,637)
                                                                                       ------------------------------------------
Decrease in net assets derived from capital share transactions .................             (71,965,015)            (424,580,257)
                                                                                       ------------------------------------------
Net Increase (Decrease) in Net Assets ..........................................              29,769,347             (497,270,385)

Net Assets:
Beginning of period ............................................................           1,421,396,866            1,918,667,251
                                                                                       ------------------------------------------
End of period ..................................................................          $1,451,166,213           $1,421,396,866
                                                                                       ==========================================

                             See accompanying notes
10

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Decatur Equity Income Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                   Ended                          Year Ended
                                                                 5/31/01(1)
                                                                (Unaudited) 11/30/00   11/30/99    11/30/98    11/30/97    11/30/96
Net asset value, beginning of period .........................    $16.770    $17.200    $21.400     $22.580     $21.320     $19.070

Income (loss) from investment operations:
   Net investment income(2) ..................................      0.112      0.370      0.476       0.569       0.600       0.650
   Net realized and unrealized gain
     (loss) on investments ...................................      1.188      0.050     (0.916)      1.811       3.940       3.630
                                                                  -----------------------------------------------------------------
   Total from investment operations ..........................      1.300      0.420     (0.440)      2.380       4.540       4.280
                                                                  -----------------------------------------------------------------


Less dividends and distributions:
   Dividends from net investment income ......................     (0.070)    (0.378)    (0.540)     (0.490)     (0.600)     (0.690)
   Distributions from net realized gain on investments .......          -     (0.472)    (3.220)     (3.070)     (2.680)     (1.340)
                                                                  -----------------------------------------------------------------
   Total dividends and distributions .........................     (0.070)    (0.850)    (3.760)     (3.560)     (3.280)     (2.030)
                                                                  -----------------------------------------------------------------


Net asset value, end of period ...............................    $18.000    $16.770    $17.200     $21.400     $22.580     $21.320
                                                                  =================================================================


Total return(3) ..............................................      7.79%      2.72%     (2.50%)     12.03%      24.78%      24.47%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................... $1,278,278 $1,258,738 $1,658,696  $1,969,181  $1,906,726  $1,616,315
   Ratio of expenses to average net assets ...................      1.05%      1.12%      1.03%       0.90%       0.88%       0.85%
   Ratio of net investment income
     to average net assets ...................................      0.12%      2.30%      2.59%       2.68%       2.87%       3.40%
   Portfolio turnover ........................................       119%        77%        92%         94%         90%        101%

-------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the six months ended May 31, 2001 and the years ended November 30, 1999 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Decatur Equity Income Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                   Ended
                                                                 5/31/01(1)                       Year Ended
                                                                (Unaudited)  11/30/00  11/30/99    11/30/98    11/30/97    11/30/96
Net asset value, beginning of period .........................    $16.690    $17.120    $21.320     $22.480     $21.260     $19.030

Income (loss) from investment operations:
   Net investment income(2) ..................................      0.047      0.248      0.333       0.403       0.450       0.500
   Net realized and unrealized gain
     (loss) on investments ...................................      1.180      0.059     (0.918)      1.797       3.900       3.610
                                                                  -----------------------------------------------------------------
   Total from investment operations ..........................      1.227      0.307     (0.585)      2.200       4.350       4.110
                                                                  -----------------------------------------------------------------


Less dividends and distributions:
   Dividends from net investment income ......................     (0.027)    (0.265)    (0.395)     (0.290)     (0.450)     (0.540)
   Distributions from net realized gain on investments .......          -     (0.472)    (3.220)     (3.070)     (2.680)     (1.340)
                                                                  -----------------------------------------------------------------
   Total dividends and distributions .........................     (0.027)    (0.737)    (3.615)     (3.360)     (3.130)     (1.880)
                                                                  -----------------------------------------------------------------


   Net asset value, end of period ............................    $17.890    $16.690    $17.120     $21.320     $22.480     $21.260
                                                                  =================================================================


Total return(3) ..............................................      7.36%      2.01%     (3.27%)     11.14%      23.73%      23.43%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...................   $107,185    $99,266   $151,332    $169,985    $123,180     $60,689
   Ratio of expenses to average net assets ...................      1.80%      1.88%      1.81%       1.70%       1.68%       1.69%
   Ratio of net investment income
     to average net assets ...................................     (0.63%)     1.54%      1.81%       1.88%       2.07%       2.56%
   Portfolio turnover ........................................       119%        77%        92%         94%         90%        101%

-------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the six months ended May 31, 2001 and the years ended November 30, 1999 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Decatur Equity Income Fund Class C
--------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months
                                                    Ended                                  Year Ended
                                                  5/31/01(1)    11/30/00      11/30/99      11/30/98      11/30/97      11/30/96
                                                 (Unaudited)
Net asset value, beginning of period ............  $16.780       $17.220       $21.420       $22.570       $21.330       $19.080

Income (loss) from investment operations:
  Net investment income(2) ......................    0.046         0.247         0.332         0.402         0.460         0.510
  Net realized and unrealized gain
    (loss) on investments .......................    1.191         0.050        (0.917)        1.808         3.910         3.630
                                                   -----------------------------------------------------------------------------
  Total from investment operations ..............    1.237         0.297        (0.585)        2.210         4.370         4.140
                                                   -----------------------------------------------------------------------------


Less dividends and distributions:
  Dividends from net investment income ..........   (0.027)       (0.265)       (0.395)       (0.290)       (0.450)       (0.550)
  Distributions from net realized gain on
    investments .................................        -        (0.472)       (3.220)       (3.070)       (2.680)       (1.340)
                                                   -----------------------------------------------------------------------------
  Total dividends and distributions .............   (0.027)       (0.737)       (3.615)       (3.360)       (3.130)       (1.890)
                                                   -----------------------------------------------------------------------------


Net asset value, end of period ..................  $17.990       $16.780       $17.220       $21.420       $22.570       $21.330
                                                   =============================================================================


Total return(3) .................................    7.39%         1.94%        (3.25%)       11.14%        23.75%        23.47%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .......  $13,285       $11,372       $19,511       $23,076       $15,343        $4,833
  Ratio of expenses to average net assets .......    1.80%         1.88%         1.81%         1.70%         1.68%         1.69%
  Ratio of net investment income
    to average net assets .......................   (0.63%)        1.54%         1.81%         1.88%         2.07%         2.56%
  Portfolio turnover ............................     119%           77%           92%           94%           90%          101%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the six months ended May 31, 2001 and the years ended November 30, 1999 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                        Delaware Decatur Equity Income Fund Institutional Class
--------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months
                                                    Ended                                  Year Ended
                                                  5/31/01(1)    11/30/00      11/30/99      11/30/98      11/30/97      11/30/96
                                                 (Unaudited)
Net asset value, beginning of period ............  $16.770       $17.200       $21.400       $22.570       $21.310       $19.060

Income (loss) from investment operations:
  Net investment income(2) ......................    0.133         0.408         0.516         0.612         0.650         0.690
  Net realized and unrealized gain
    (loss) on investments .......................    1.184         0.054        (0.913)        1.808         3.930         3.620
                                                   -----------------------------------------------------------------------------
  Total from investment operations ..............    1.317         0.462        (0.397)        2.420         4.580         4.310
                                                   -----------------------------------------------------------------------------


Less dividends and distributions:
  Dividends from net investment income ..........   (0.087)       (0.420)       (0.583)       (0.520)       (0.640)       (0.720)
  Distributions from net realized gain on
    investments .................................        -        (0.472)       (3.220)       (3.070)       (2.680)       (1.340)
                                                   -----------------------------------------------------------------------------
  Total dividends and distributions .............   (0.087)       (0.892)       (3.803)       (3.590)       (3.320)       (2.060)
                                                   -----------------------------------------------------------------------------


Net asset value, end of period ..................  $18.000       $16.770       $17.200       $21.400       $22.570       $21.310
                                                   =============================================================================


Total return(3) .................................    7.90%         2.99%        (2.27%)       12.25%        25.02%        24.65%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .......  $52,418       $52,020       $89,128      $243,245      $278,384      $244,048
  Ratio of expenses to average net assets .......    0.80%         0.88%         0.81%         0.70%         0.68%         0.69%
  Ratio of net investment income
    to average net assets .......................    0.37%         2.54%         2.81%         2.88%         3.07%         3.56%
  Portfolio turnover ............................     119%           77%           92%           94%           90%          101%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the six months ended May 31, 2001 and the years ended November 30, 1999 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes
14

Notes to Financial Statements

May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds II is organized as a Delaware business trust and offers five series: the Delaware Blue Chip Fund, the Delaware Decatur
Equity Income Fund, the Delaware Diversified Value Fund, the Delaware
Growth and Income Fund, and the Delaware Social Awareness Fund. These financial statements and related notes pertain to the Delaware Decatur
Equity Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company
Act of 1940, as amended and offers Class A, Class B, Class C, and
Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class
A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. The Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Delaware Decatur Equity Income Fund is to seek high current income and capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $16,515 for the period ended
May 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended May 31, 2001 were approximately $10,187. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of
DMC, to provide dividend disbursing, transfer agent, accounting, and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

For the period ended May 31, 2001, DDLP earned $42,987 for commissions on sales of the Funds Class A shares.

At May 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC ........................    $72,462
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC ..................    $26,796
Other expenses payable to DMC and affiliates ....................    $19,705

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended May 31, 2001, the Fund made purchases of $841,122,674 and sales of $940,753,563 of investment securities other than U.S. government securities and short-term investments.

At May 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2001, the cost of investments was $1,203,825,071. At May 31, 2001, the net unrealized appreciation was $210,254,658 of which $225,087,974 related to unrealized appreciation of investments and $14,833,316 related to unrealized depreciation of investments.

For federal income tax purposes, the Delaware Decatur Equity Income Fund had accumulated capital losses at May 31, 2001 of $155,709,640, which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2008.

4. Capital Shares
Transactions in capital shares were as follows:

                                               Six Months        Year
                                                 Ended           Ended
                                                5/31/01         11/30/00
                                              (Unaudited)
Shares sold:
  Class A ..................................   1,095,190        2,493,810
  Class B ..................................     672,490          816,251
  Class C ..................................     152,036          186,237
  Institutional Class ......................     395,916          610,850

Shares issued   upon reinvestment of
  distributions:
  Class A ..................................     261,133        4,165,475
  Class B ..................................       8,354          332,915
  Class C ..................................       1,028           40,690
  Institutional Class ......................      16,140          240,390
                                              ----------      -----------
                                               2,602,287        8,886,618
                                              ----------      -----------


Shares repurchased:
  Class A ..................................  (5,384,966)     (28,053,136)
  Class B ..................................    (637,435)      (4,038,546)
  Class C ..................................     (92,241)        (682,511)
  Institutional Class ......................    (601,913)      (2,931,344)
                                              ----------      -----------
                                              (6,716,555)     (35,705,537)
                                              ----------      -----------
Net increase ...............................  (4,114,268)     (26,818,919)
                                              ==========      ===========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments
Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of May 31, 2001, or at any time during the period.

6. Market and Credit Risk
The Fund invests in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

DELAWARE INVESTMENTS FAMILY OF FUNDS
-------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each funds current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                                   International and Global                       Tax-Exempt Income
     o   Technology and Innovation                       o   Emerging Markets Fund                      o   National High-Yield
         Fund                                            o   Overseas Equity Fund (+)                         Municipal Bond Fund
     o   American Services Fund                          o   New Pacific Fund(+)                        o   Tax-Free USA Fund
     o   Select Growth Fund                              o   International Value                        o   Tax-Free Insured Fund
     o   Trend Fund                                            Equity Fund***                           o   Tax-Free USA
     o   Growth Opportunities Fund                                                                          Intermediate Fund
     o   Small Cap Value Fund                       Current Income                                      o   State Tax-Free Funds*
     o   U.S. Growth Fund                                o   Delchester Fund
     o   Tax-Efficient Equity Fund (+)                   o   High-Yield                              Stability of Principal
     o   Social Awareness Fund                                 Opportunities Fund                           Cash Reserve Fund
     o   Core Equity Fund**                              o   Strategic Income Fund                           Tax-Free Money Fund
                                                         o   Corporate Bond Fund
Total Return                                             o   Extended Duration                       Asset Allocation
     o   Blue Chip Fund(+)                                     Bond Fund                                o   Foundation Funds
     o   Devon Fund                                      o   American Government                              Growth Portfolio
     o   Growth and Income Fund                                Bond Fund                                      Balanced Portfolio
     o   Decatur Equity                                  o   U.S. Government                                  Income Portfolio
           Income Fund                                   o   Securities Fund (+)
     o   REIT Fund                                       o   Limited-Term
     o   Balanced Fund                                         Government Fund


  * Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa(+), Kansas(+), Minnesota, Missouri, Montana(+), New Jersey(+), New Mexico(+), New York, North Dakota(+), Oregon, Pennsylvania, and Wisconsin(+). Insured and intermediate bond funds are available in selected states.

 **  Formerly Growth Stock Fund.

***  Formerly International Equity Fund.

(+)  Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



                                                  For Shareholders
                                                  800 523-1918

                                                  For Securities Dealers
                                                  800 362-7500

                                                  For Financial Institutions
                                                  Representatives Only
                                                  800 659-2265

                                                  www.delawareinvestments.com



This semi-annual report is for the information of Delaware Decatur Equity Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Decatur Equity Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                             Thomas F. Madison                              Investment Manager
                                              President and Chief Executive Officer          Delaware Management Company
Charles E. Haldeman, Jr.                      MLM Partners, Inc.                             Philadelphia, PA
Chairman                                      Minneapolis, MN
Delaware Investments Family of Funds                                                         International Affiliate
Philadelphia, PA                              Janet L. Yeomans                               Delaware International Advisers Ltd.
                                              Vice President and Treasurer                   London, England
Walter P. Babich                              3M Corporation
Board Chairman                                St. Paul, MN                                   National Distributor
Citadel Constructors, Inc.                                                                   Delaware Distributors, L.P.
King of Prussia, PA                                                                          Philadelphia, PA

David K. Downes                               AFFILIATED OFFICERS                            Shareholder Servicing, Dividend
President and Chief Executive Officer                                                        Disbursing and Transfer Agent
Delaware Investments Family of Funds          William E. Dodge                               Delaware Service Company, Inc.
Philadelphia, PA                              Executive Vice President and                   Philadelphia, PA
                                              Chief Investment Officer, Equity
John H. Durham                                Delaware Investments Family of Funds           2005 Market Street
Private Investor                              Philadelphia, PA                               Philadelphia, PA 19103-7057
Horsham, PA
                                              Jude T. Driscoll
John A. Fry                                   Executive Vice President and
Executive Vice President                      Head of Fixed Income
University of Pennsylvania                    Delaware Investments Family of Funds
Philadelphia, PA                              Philadelphia, PA

Anthony D. Knerr                              Richard J. Flannery
Consultant                                    President and Chief Executive Officer
Anthony Knerr & Associates                    Delaware Distributors, L.P.
New York, NY                                  Philadelphia, PA

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC


(4780)                                                        Printed in the USA
SA-001 [5/01] CG 7/01                                                      J7226